Exhibit 10.31

SOTERA HEALTH COMPANY

Form of Restricted Stock Agreement and Acknowledgement

This Restricted Stock Agreement and Acknowledgement (this “Agreement”) is made effective as of [•], 2020 (the “Effective Date”), among Sotera Health Company, a Delaware corporation (the “Company”), Sotera Health Topco Parent, L.P. (the “Partnership”), and the party set forth on the signature page hereto (the “Holder”).

WHEREAS, the Holder is a party to that certain Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of June 30, 2020, among Sotera Health GP, LLC (the “General Partner”), the Holder and the other parties thereto (the “Partnership Agreement”), and the Holder is a limited partner of the Partnership;

WHEREAS, the Holder holds a number of Class A Units, Class B-1 Units, Class B-2 Units and/or Class D Units (each, as defined in the Partnership Agreement and, collectively, the “Units” and the Class B-1 Units and Class B-2 Units, collectively, the “Class B Units”) of the Partnership, as set forth on Schedule A attached hereto, which such Units were issued pursuant to the Partnership Agreement and/or one or more unit grant or subscription agreements;

WHEREAS, effective substantially concurrently with the time of effectiveness (the “Effective Time”) of the Company’s Registration Statement on Form S-1 (the “Registration Statement”) related to the initial public offering (the “IPO”) of the Company’s common stock, $0.01 par value per share (“Common Stock”), under the Securities Act of 1933, as amended (the “Securities Act”), the Partnership will distribute shares of Common Stock to the Holder in accordance with Section 4.01 of the Partnership Agreement with an equivalent value based on the IPO Price (as defined below), subject to the terms and conditions set forth herein (the “Distribution”);

WHEREAS, following the Distribution, the Partnership shall enter into dissolution and upon completion of the dissolution and winding up of the Partnership, all of Holder’s Units will be cancelled for no consideration and the Partnership shall cease to exist;

WHEREAS, the Holder, the Company and limited partners of the Partnership will enter into a stockholders agreement (the “Stockholders Agreement”) which, among other things, sets forth agreements among the parties thereto with respect to certain corporate governance matters and restrictions on the transfer of shares of Common Stock by Management Stockholders.

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Certain Definitions. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Stockholders Agreement.

2. Restricted Shares.

(a) Subject to the terms and conditions set forth in this Agreement, effective as of the Effective Time, the Partnership will distribute to the Holder that number of vested shares of Common Stock (the “Vested Shares”) and unvested shares of Common Stock (the “Unvested Shares”, and together with the Vested Shares, the “Restricted Shares”) as set forth on Schedule A attached hereto.

(b) The number of Restricted Shares shall be calculated by the board of managers of the Partnership, in its sole discretion, based on the price at which Common Stock is sold to the public in the IPO (the “IPO Price”) and the relative rights, preferences and priorities applicable to the Units under the Partnership Agreement immediately prior to the Distribution, including, without limitation, to recoup any prior Tax Distribution (as defined in the Partnership Agreement) previously made to the Holder pursuant to the terms and conditions of the Partnership Agreement.

(c) The Holder acknowledges and agrees that in connection with the Distribution, (i) no fractional shares of Common Stock (or cash with a value equal to any fractional share) shall be distributed to Holder and (ii) in accordance with the Partnership Agreement, fractional Company Shares that would otherwise have been distributable to the Holder have been rounded up or rounded down in the discretion of the board of managers of the Partnership to ensure that the aggregate number of issued and outstanding Company Shares following the Distribution will be the same as the number disclosed in connection with the IPO.

(d) The Restricted Shares will initially be recorded by the Company in book entry only form in the name of the Holder.

(e) Except as expressly set forth or incorporated by reference herein, upon Distribution to the Holder, the Restricted Shares shall not be subject to any terms and conditions of the Partnership Agreement or Holder’s Unit Grant Notice (as defined in the Partnership Agreement) or subscription agreement.

3. Vesting and Forfeiture.

(a) Vested Shares. [Except as provided for in Section 3(c) of this Agreement,] the Vested Shares shall not be subject to any vesting or forfeiture restrictions following the Distribution.

(b) Unvested Shares. The Unvested Shares shall continue to be subject to the vesting and forfeiture terms and conditions set forth in Sections 3.02(c) and 3.03(a) of the Partnership Agreement (as modified, if at all, by the terms and conditions of Holder’s Unit Grant Notice) to the same extent such terms and conditions would have applied to the unvested Class B Units with respect to which such Unvested Shares were distributed and such terms and conditions are incorporated herein by reference as if fully set forth herein (it being understood and agreed that references to the “Partnership” in such terms and conditions shall be deemed to be references to the “Company” as the context may require). Upon vesting in accordance with the foregoing [and except as provided for in Section 3(c) of this Agreement], such Unvested Share shall not be subject to any further vesting or forfeiture restrictions

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(c) [Limited Forfeiture. Notwithstanding the foregoing, any Restricted Shares received in respect of a Class B-1 Unit that was originally granted to Holder within the twelve (12) month period immediately prior to the termination of Holder’s Services shall be immediately forfeited and cancelled as a result of such termination of Services (regardless of the reason for such termination).]

4. Cash Distribution. If the Holder is entitled to a distribution of cash from the Partnership in respect of Class B Units that were not vested at the time of prior distributions made by the Partnership in 2019 (the “Unvested Distributions”), the Holder will receive a cash distribution from the Partnership. The Unvested Distributions will be net of any Tax Distributions that the terms and conditions of the Partnership Agreement require be recouped from future distributions. Accordingly, if the amount of Tax Distributions to be so recouped exceeds the amount of the Unvested Distribution the Holder is otherwise entitled to receive, the Holder will not receive any cash payment for the Unvested Distributions and the amount of such excess will reduce the number of Restricted Shares to which the Holder is entitled in the Distribution. Any remaining cash held by the Partnership following the Unvested Distributions shall be distributed in accordance with Section 4.01 of the Partnership Agreement to all limited partners of the Partnership.

5. Stockholders Agreement. In order to receive a distribution of the Restricted Shares, the Holder shall be required to validly execute and deliver to the Company this Agreement and the joinder to the Stockholders Agreement attached hereto as Exhibit I and the Holder agrees to be bound by the terms of the Stockholders Agreement. The Holder and the Restricted Shares shall be subject to the terms and conditions of the Stockholders Agreement, including, without limitation, any restrictions on Transfer under the terms and conditions of the Stockholders Agreement. The Holder acknowledges and agrees that the Restricted Shares are “Company Shares” held by such Holder on the date hereof. As a result, without limiting the limitations on the Restricted Shares in this Agreement, the Restricted Shares (regardless of whether vested or unvested) are subject to the restrictions on transfer set forth in Section 4.01 of the Stockholders Agreements.

6. Tax Matters.

(a) Section 83(b) Election; Acknowledgments.

(i) Within 10 days after the Effective Time, the Holder shall provide the Company with a copy of a completed election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”) in the form of Exhibit II attached hereto with respect to the [Restricted Shares/Unvested Shares]. The Holder shall timely file (within 30 days after the Effective Time, via certified mail, return receipt requested) such election with the Internal Revenue Service and thereafter shall certify to the Company that the Holder has made such timely filing and furnish a copy of such filing to the Company. IN FURTHERANCE, AND NOT IN LIMITATION OF THE FOREGOING, THE HOLDER ACKNOWLEDGES THAT IT IS SOLELY THE HOLDER’S RESPONSIBILITY AND NOT THE COMPANY’S RESPONSIBILITY TO FILE TIMELY THE ELECTION UNDER SECTION 83(B) OF THE CODE, EVEN IF THE HOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE HOLDER’S BEHALF.

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(ii) The Holder acknowledges that he or she is responsible for obtaining the advice of the Holder’s own tax advisors with respect to the Distribution and the acquisition of the Restricted Shares, and the Holder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Distribution or the Restricted Shares, including, without limitation, the consequences of a Section 83(b) election, as well as the receipt, vesting, holding and sale of the Restricted Shares. The Holder understands that the Holder (and not the Company) shall be responsible for the Holder’s tax liability that may arise in connection with Distribution and the acquisition, vesting and/or disposition of the Restricted Shares.

(b) Withholding. The Holder may be required to pay to the Company or any of its Affiliates, and the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Restricted Shares, their grant or vesting or any payment or transfer with respect to the Restricted Shares at the minimum applicable statutory rates, and to take such action as may be necessary in the opinion of the Board or any one or more committees or subcommittees of the Board, as such may be designated by the Board from time to time, to satisfy all obligations for the payment of such withholding taxes.

7. [Agreement in Connection with Initial Public Offering. The Holder shall be subject to the restrictions contained in the lock-up agreement with the IPO underwriters executed by Holder as of [•], 2020 and entered into in connection with the IPO.]

8. Adjustments for Stock Splits, Stock Dividends, etc. If from time to time there is any stock split, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Holder is entitled by reason of his, her or its ownership of the Restricted Shares shall be immediately subject to the terms and conditions of this Agreement and the Stockholders Agreement in the same manner and to the same extent as the Restricted Shares.

9. Restrictive Covenants; Other Obligations. The Holder shall remain subject to any non-competition, non-disclosure, or non-solicitation terms or obligations to maintain confidential information contained in any applicable employment agreement, grant agreement or any other agreement to which the Holder is subject. The Holder acknowledges and agrees that the Partnership has fully performed its obligations with respect to the Units and does hereby forever waive, release and discharge the Partnership to the fullest extent permitted by law from any and all actions, causes of action, claims, demands, demands for indemnification, damages, losses, liabilities, awards, judgments, costs, expenses, debts, dues and suits of every kind, nature and description whatsoever now existing or hereafter arising with respect to the Units. The Holder acknowledges and agrees the Company shall have the right to enforce the terms under any grant agreement and subscription agreement with the Holder (as modified by this Agreement) as if the Units subject to such grant agreement or subscription agreement were Company Shares.

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10. Miscellaneous.

(a) Further Acknowledgements and Agreements. The Holder acknowledges that the Restricted Shares have not been registered under the Securities Act, and accordingly, may not be sold or transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom. The Holder hereby further acknowledges and agrees that:

(i) Holder has read this Agreement and the Stockholders Agreement and understands the terms and conditions of this Agreement and the Stockholders Agreement; and

(ii) upon consummation of the Distribution and subsequent dissolution of the Partnership, the Holder will (A) no longer hold any Units, (B) no longer be a Limited Partner (as defined in the Partnership Agreement) and (C) will have no surviving rights with respect to the Units under the Partnership Agreement.

(b) Waiver; Amendment. The Board or the Compensation Committee of the Board may waive any conditions or rights under, amend any terms of, or alter this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially and adversely affect the rights of the Holder hereunder without the consent of the Holder. Notwithstanding anything to the contrary in this Agreement, the Company may amend and update the number of Restricted Shares set forth on Schedule A attached hereto prior to or following the effective date of the IPO based on the IPO Price.

(c) Cooperation. Upon the vesting of any Unvested Shares, the Holder will make or enter into such written representations, warranties and agreements as the Board or any one or more committees or subcommittees of the Board, as such may be designated by the Board from time to time, may reasonably request in order to comply with applicable securities laws or this Agreement. The Holder hereby further agrees to cooperate with the Company in taking any action reasonably necessary or advisable, including but not limited to executing any further documentation required by the Company, to consummate the transactions contemplated by this Agreement.

(d) No Right to Continued Service. The Holder acknowledges and agrees that, notwithstanding the fact that the vesting of the Unvested Shares is contingent upon his or her continued Service by the Company, this Agreement does not constitute an express or implied promise of continued Service or confer upon the Holder any rights with respect to continued Service by the Company.

(e) Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Holder at the address set forth on the signature page attached hereto or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

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(f) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware, without regard to any applicable conflicts of law provisions.

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IN WITNESS WHEREOF, effective as of the Effective Date, the Holder acknowledges and accepts the terms of this Agreement.

HOLDER:

[Name]

Acknowledged and confirmed by:

SOTERA HEALTH COMPANY

By:
Name:
Title:

SOTERA HEALTH TOPCO PARENT, L.P.

By:
Name:
Title:

[Signature Page to Restricted Stock Agreement and Acknowledgement]

SCHEDULE A

Units			Restricted Shares
Class of Units	Number of Vested Units	Number of Unvested Units	Number of Vested Shares	Number of Unvested Shares
Class A Units
Class B-1 Units
Class B-2 Units
Class D Units

Total:

Exhibit I

JOINDER TO STOCKHOLDERS AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Stockholders Agreement dated as of [●], 2020 (the “Stockholders Agreement”) by and among Sotera Health Company and certain other persons named therein, as the same may be amended from time to time. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Stockholders Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to and “Stockholder” under the Stockholders Agreement as of the date hereof and shall have all of the rights and obligations of the Stockholder from whom it has acquired Company Shares (to the extent permitted by the Stockholders Agreement) as if the Joining Party had executed the Stockholders Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Stockholders Agreement. The Joining Party hereby makes, as of the date hereof, the representations and warranties set forth in Article V of the Stockholders Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:

[NAME OF JOINING PARTY]

By:

Name:
Title:
Address for Notices:

AGREED ON THIS _____ day of ___________ , 20 __:

SOTERA HEALTH COMPANY

By:

Name:
Title:
Address for Notices:

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Spouse’s Joinder Agreement

The undersigned, being the spouse of                                  , agrees to be bound by the provisions of this Joinder Agreement, to the extent applicable to the undersigned.

By:

Name:

Exhibit II

ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY IN

GROSS INCOME IN YEAR OF TRANSFER UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE

Internal Revenue Service Center at:

Election Pursuant to Code Sec. 83(b)

Name:	(“Taxpayer”)
Address:

Social Security Number: __________________

Tax Year End: __________

1.	Taxable Year for which the election is made: 2020

2.	Property transferred: Shares of Common Stock of Sotera Health Company, a Delaware corporation (the “Company”), subject to time-based and/or performance-based vesting restrictions.

3.	Date on which property was transferred: [●], 2020

4.	The aggregate fair market value (on a liquidation basis) on [●], 2020 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $[●].

5.	Total amount paid for the property: $[●].

6.

Nature of restrictions to which the property is subject: If the undersigned ceases to be employed by the Company or certain performance metrics are not achieved, the shares of Common Stock may be subject to forfeiture. The shares of Common Stock are also subject to the terms and conditions of a Stockholders Agreement, including transfer restrictions.

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A copy of this election is being furnished to the Company pursuant to Treasury Regulation §1.83-2(e)(7).

Date:
Name: